EXHIBIT 10.29

                                       TO

                       REGISTRATION STATEMENT ON FORM SB-2



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        LETTER AGREEMENT CONCERNING USE OF PROCEEDS WITH WESTAMERICA BANK

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                  [Mendocino Brewing Company, Inc. letterhead]

September 19, 1996

R. Dwight Davenport
West America Bank
31 D Street Second Floor
Santa Rosa, CA 95404


VIA FAX:  707-575-3546

Dear Mr. Davenport:

Savings  Bank  of  Mendocino   County  has  agreed  to  the  following  plan  of
distribution and use of the first funds received from our proposed direct public offering.

The list below shows, in order of priority, our proposed use of funds for the first $2,500,000 of the proposed $4,000,000 (sic) direct public offering.

   1)   Cost of offering (estimated)                             $  300,000

   2)   Working Capital                                             300,000

   3)   Completion of deferred building construction                600,000

   4)   Short term debt - BDM note                                  500,000

   5)   Short term debt - West America Bank                         400,000

   6)   Short term debt - BDM note                                  400,000
                                                                 ----------

                                                                 $2,500,000

The Savings Bank has asked that you signify your understanding of and agreement with our intentions by signing at the bottom of this letter. After signing, please fax this letter back to me as soon as possible. This should complete the final requirement for our loan package with the bank.

Sincerely,                                   West America Bank

/s/ Norman Franks                                /s/ R. Dwight Davenport
Norman Franks                                by:  R. Dwight Davenport
CFO, Vice President                              Vice President and Manager


EXHIBIT 10.29